Property Plant and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property Plant and Equipment
Property Plant and Equipment
Property, plant and equipment consisted of the following (in thousands):

	December 31,		Estimated Useful Lives
	2019	2018
Vehicles	$46,496	$45,050	3-5 years
Computer equipment and software	63,197	53,891	3-5 years
Leasehold improvements	28,593	26,401	2-15 years
Office furniture, fixtures and equipment	20,786	19,532	2-7 years
Build-to-suit lease building	—	8,247	10.5 years
Construction in process	3,480	2,975
Property, plant and equipment, gross	162,552	156,096
Accumulated depreciation and amortization	(101,464)	(82,695)
Property, plant and equipment, net	$61,088	$73,401

Property plant and equipment includes approximately $24.3 million and $23.7 million of assets under finance lease obligations, net of accumulated amortization of $22.8 million and $22.2 million at December 31, 2019 and 2018, respectively. Depreciation and amortization expense on all property plant and equipment was $25.7 million, $25.0 million and $21.3 million for the years ended December 31, 2019, 2018 and 2017, respectively. Amortization expense relates to assets under finance leases as included in depreciation and amortization expense.
As a result of implementing ASU 2016-02, effective January 1, 2019 the Company's build-to-suit leasing arrangement was considered a sale-leaseback and is classified as an operating lease. This resulted in a reduction to property, plant and equipment, net of $6.1 million and a reduction of $6.6 million related the financing lease obligation within accrued expenses and other current liabilities and other long-term obligations. See Note 12 "Leases" for additional information related to the impact of adopting ASU 2016-02.